Exhibit 10.2

Execution Version

INCREASE AGREEMENT, JOINDER, AND THIRD AMENDMENT TO CREDIT AGREEMENT

THIS INCREASE AGREEMENT, JOINDER, AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Agreement”) is dated as of May 20, 2022 by and among VINEBROOK HOMES OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“Parent Borrower”), and certain of its subsidiaries, as “Subsidiary Borrowers”, KEYBANK NATIONAL ASSOCIATION, a national banking association (in its individual capacity, “KeyBank”), as administrative agent (together with any successor appointed pursuant to Article VIII of the Credit Agreement (defined below), the “Administrative Agent”) and Bank of America, N.A., as a “New Lender” (“New Lender”).

A.         The Borrowers, the Administrative Agent and the Lenders are party to that certain Amended and Restated Revolving Credit Agreement, dated as of November 3, 2021, as amended by that certain Increase Agreement, Joinder and First Amendment to Credit Agreement dated as of December 9, 2021 (as further amended and in effect as of the date hereof, the “Credit Agreement”, and as further amended by this Agreement, the “Amended Credit Agreement”);

B.         The Borrowers have requested, pursuant to Section 2.22 of the Credit Agreement, an increase in the Maximum Revolving Commitment to NINE HUNDRED THIRTY-FIVE MILLION AND 00/100 DOLLARS ($935,000,000.00);

C.          New Lender desires to join into the Credit Agreement as a “Lender” as provided herein; and

D.         The Borrowers and the Administrative Agent have agreed to make certain modifications to the Credit Agreement to correct certain scrivener’s errors therein;

NOW, THEREFORE, in consideration of the mutual promises herein contained and for other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby agree as follows:

1.           CREDIT AGREEMENT DEFINITIONS. Unless otherwise expressly defined herein, capitalized terms used but not defined herein shall have the meaning given to such terms in the Amended Credit Agreement.

2.           INCREASE IN COMMITMENTS. Subject to satisfaction of the conditions set forth in Section 6 of this Agreement:

2.01.    The parties hereto agree and acknowledge that, effective as of the Second Amendment Effective Date (as defined below), the Maximum Revolving Commitment is $835,000,000.00.

2.02.    Each Lender party hereto (including New Lender) hereby acknowledges, agrees and confirms, by its execution of this Agreement, that on the Third Amendment Effective Date, the amount of its Revolving Commitment under the Credit Agreement is set forth in Schedule 2.01 of the Credit Agreement (as amended hereby).

2.03.    The Administrative Agent shall calculate the net amount to be paid or received by each Lender in connection with the increase effected hereunder on the Third Amendment Effective Date. New Lender shall make the net amount of its required payment available to the Administrative Agent, in same day funds, at the office of the Administrative Agent not later than 12:00 P.M. (New York time) on the Third Amendment Effective Date. The Administrative Agent shall distribute on the Third Amendment Effective Date the proceeds of such amounts to the Lenders entitled to receive payments pursuant to this Section.

3.           JOINDER OF NEW LENDER.

3.01.     By its signature below, New Lender joins in the execution of, and becomes a party to, the Credit Agreement and the other Loan Documents as a Revolving Lender and a Lender with the Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby) and irrevocably assumes all rights and obligations in its capacity as a Revolving Lender and a Lender under the Credit Agreement and the other Loan Documents to the extent of such Revolving Commitment.

3.02.    New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement); (iii) from and after the date hereof, it shall be bound by the provisions of the Amended Credit Agreement as a Lender thereunder and, to the extent of its Revolving Commitment set forth in Schedule 2.01 of the Credit Agreement (as amended hereby), shall have the obligations of a Lender thereunder; (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to acquire its Revolving Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (v) it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by it; (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Loan Documents; and (c) agrees that: (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents; and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3.03.    By its signature below, each of the Parent Borrower and the Administrative Agent consents to the addition of New Lender as a Lender under the Credit Agreement.

4.           AMENDMENTS TO CREDIT AGREEMENT. Effective as of the Third Amendment Effective Date (as defined below):

4.01.    BofA Securities, Inc. is hereby designated as a joint lead arranger and joint bookrunner and a co-syndication agent under the Credit Agreement. From and after the date of this Agreement, the term “Arranger” as used in the Credit Agreement shall include BofA Securities, Inc., in its capacity as a joint lead arranger and bookrunner.

4.02.    Schedule 2.01 of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A to this Agreement.

5.           REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, as of the date hereof:

a.

The representations and warranties of each Borrower and each other Credit Party contained in Article III of the Credit Agreement or in any other Loan Document are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that for purposes hereof, the representations and warranties contained in Section 3.04 of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to clauses (a) and (b), respectively, of Section 5.01 of the Credit Agreement.

b.	To such Borrower’s knowledge, no Default or Event of Default has occurred and is continuing or would result from the increase in the Maximum Total Commitment.

c.

This Agreement has been duly authorized, executed and delivered by each Borrower so as to constitute the legal and binding obligation of such Borrower, enforceable against it in accordance with its terms, subject to Debtor Relief Laws and equitable principles.

6.           CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the conditions precedent that Administrative Agent shall have received the following (the date when such conditions shall have been satisfied or waived, the “Third Amendment Effective Date”):

6.01.    Agreement. This Agreement duly executed and delivered by each Borrower, New Lender, and each other Lender party hereto;

6.02.    Notes. If requested by New Lender, a Note, payable to New Lender in the amount of its respective Commitment (after giving effect hereto), duly executed and delivered by the Borrowers;

6.03.    Evidence of Authority. Evidence satisfactory to the Administrative Agent that all corporate action necessary to authorize the execution, delivery and performance by the Borrowers of this Agreement shall have been duly and effectively taken;

6.04.    Constituent Documents. A certificate from a responsible officer (not individually, but in his or her capacity as such officer) of each Borrower that its authority documents and certificates that were previously delivered to the Administrative Agent in connection with the Credit Agreement have not been amended or modified since such date; and

6.05.    Fees and Expenses. In connection with this Agreement, the Administrative Agent, New Lender, and the Arranger shall have received all fees, expenses, and other amounts due and payable under the Loan Documents in connection with this Agreement, including, without limitation, the applicable Facility Increase Fee and, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrowers hereunder.

7.           NO OTHER AMENDMENTS; RATIFICATION OF LOAN DOCUMENTS. Except for the amendments set forth in Sections 2 and 4 of this Agreement, (a) the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect and (b) nothing in this Agreement is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any Borrower’s or Guarantor’s Obligations under or in connection with the Credit Agreement or any other Loan Document. Each Credit Party hereby ratifies, confirms and reaffirms all of the terms and conditions of the Credit Agreement and each of the other Loan Documents, and further acknowledges and agrees that all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, in each case, except as expressly provided in this Agreement. This Agreement shall constitute a Loan Document for all purposes.

8.          MISCELLANEOUS.

8.01.    Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

8.02.    Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted by the Amended Credit Agreement.

8.03.    Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term of this Agreement, such provision shall be fully severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part of this Agreement, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement, unless such continued effectiveness of this Agreement, as modified, would be contrary to the basic understandings and intentions of the parties as expressed herein.

8.04.    Headings. Section headings are for convenience of reference only and shall in no way affect the interpretation of this Agreement.

8.05.    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 6 of this Agreement, this Agreement shall become effective when it shall have been executed by Administrative Agent and when Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Agreement.

Remainder of Page Intentionally Left Blank
Signature Pages Follow.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

PARENT BORROWER:

VINEBROOK HOMES OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

SUBSIDIARY BORROWERS:

VB OP HOLDINGS LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

VB ONE, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE PIT2017-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

TRUE PIT2017-2, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE JACK2017-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE JACK2017-2, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE OM2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TI KC BRAVO, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

TRUE KC2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

TRUE MEM2016-1, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VI HOLDINGS, LLC,
a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII MEM HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts______________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII STL HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

P FIN VII KC HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V FL HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NC HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NM HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN II F HOLDINGS, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

P FIN VI, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII MEM, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII STL, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN VII KC, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V FL, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

P FIN V NC, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN V NM, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

P FIN II F, LLC,

a Delaware limited liability company

By: /s/ Brian Mitts_____________________________

Name: Brian Mitts

Title: Authorized Representative

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

The Guarantor joins in the execution of this Agreement to evidence its agreement to the provisions of Section 7 of this Agreement.

VINEBROOK HOMES TRUST, INC., a Maryland corporation

By:	/s/ Brian Mitts
Name:	Brian Mitts
Title:	Authorized Representative

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

ADMINISTRATIVE AGENT: KEYBANK NATIONAL ASSOCIATION, as Administrative Agent

By:	/s/ Christopher T. Neil
Name:	Christopher T. Neil
Title:	Senior Banker

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

NEW LENDER: BANK OF AMERICA, N.A., as a New Lender

By:	/s/ Stephanie Mejia
Name:	Stephanie Mejia
Title:	Vice President

Signature Page to
Increase Agreement, Joinder, and Third Amendment to A&R Credit Agreement

EXHIBIT A

Schedule 2.01

LENDER COMMITMENTS

LENDER	REVOLVING COMMITMENT	APPLICABLE PERCENTAGE
KeyBank National Association	$125,000,000	13.368983957219%
Truist Bank	$125,000,000	13.368983957219%
BMO Harris Bank N.A.	$100,000,000	10.695187165775%
Raymond James Bank	$100,000,000	10.695187165775%
Mizuho Bank, Ltd.	$100,000,000	10.695187165775%
Wells Fargo Bank, National Association	$100,000,000	10.695187165775%
Bank of America, N.A.	$100,000,000	10.695187165775%
Citizens Bank, N.A.	$75,000,000	8.021390374332%
First Financial Bank	$30,000,000	3.208556149733%
Comerica Bank	$25,000,000	2.673796791444%
Synovus Bank	$25,000,000	2.673796791444%
S&T Bank	$20,000,000	2.139037433155%
Arvest Bank	$10,000,000	1.069518716578%
TOTAL:	$935,000,000	100%

Exhibit B